Exhibit 99.1

Calidi Biotherapeutics Announces Commitment of $25 Million in Series B Funding to Advance Stem Cell-Based Platforms for the Delivery and Potentiation of Oncolytic Viruses to Treat Cancer

Financing led by Jackson Investment Group (JIG) with participation from Calidi Cure, LLC, a consortium of new and existing investors led by Allan Camaisa, CEO and Chairman of Calidi Biotherapeutics, and supported by the First Light Acquisition Group Sponsors through the contribution of sponsor economics to investors

San Diego, Calif., June 23, 2023 (GLOBE NEWSWIRE) – Calidi Biotherapeutics, Inc. (“Calidi”), a clinical-stage biotechnology company that is pioneering the development of allogeneic cell-based delivery of oncolytic viruses, today announced the commitment of $25 million in Series B funding led by Jackson Investment Group (“JIG”), who has funded an initial investment of $5 million, and participation from Calidi Cure, LLC, a consortium of new and existing investors led by Allan Camaisa, CEO and Chairman of Calidi. The remaining commitment is conditioned upon the consummation of the previously announced business combination between First Light Acquisition Group (NYSEAMERICAN: FLAG) and Calidi. FLAG’s Sponsor and Metric Finance Holdings will contribute sponsor economics to the Series B investors as part of the transaction. The financing will enable Calidi to continue the advancement of its pipeline including CLD-101, CLD-201, and CLD-202, which utilize a potent allogeneic stem cell and oncolytic virus combination for use in multiple oncology indications.

“Calidi’s technology utilizing stem cells to deliver and potentiate oncolytic viruses is a novel and differentiated approach to fighting cancer. I am grateful to our new and existing investors for their support of our mission and look forward to using this funding to continue pushing the frontiers of stem cells and oncolytic viral therapies and making a difference in the lives of patients,” said Allan Camaisa, CEO and Chairman of the Board of Calidi Biotherapeutics.

“Jackson Investment Group invests in companies and people who we believe have the potential to make significant impacts in areas of great unmet need,” said Rick Jackson, Chief Executive Officer of Jackson Investment Group. “We believe in the promise of Calidi’s cell-based delivery platform and are excited to support the company through this next chapter in their continued pursuit of improving outcomes for patients living with cancer.” JIG, an existing investor in FLAG, is an Atlanta-based private investment firm with over $3 billion of assets under management and businesses in the energy, healthcare, real estate, technology, and bioscience industries.

Brookline Capital Markets, a division of Arcadia Securities LLC, acted as the placement agent for the transaction.

About Calidi Biotherapeutics

Calidi Biotherapeutics is a clinical-stage immuno-oncology company with proprietary technology that is revolutionizing the effective delivery and potentiation of oncolytic viruses for targeted therapy against difficult-to-treat cancers. Calidi Biotherapeutics is advancing in clinical development a potent allogeneic stem cell and oncolytic virus combination for use in multiple oncology indications. Calidi’s off-the-shelf, universal cell-based delivery platforms are designed to protect, amplify, and potentiate oncolytic viruses currently in development leading to enhanced efficacy and improved patient safety. Calidi Biotherapeutics is headquartered in San Diego, California. For more information, please visit calidibio.com.

About First Light Acquisition Group, Inc. (NYSEAMERICAN: FLAG) (“FLAG”)

First Light Acquisition Group is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. The company is sponsored by a group of former industry and federal leaders with extensive experience operating public companies and organizations in highly regulated industries, and is led by Thomas Vecchiolla, Chief Executive Officer of FLAG.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” as well as similar terms, are forward-looking in nature. The forward-looking statements contained in this discussion are based on Calidi’s current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Calidi will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Calidi’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the failure by Calidi to satisfy one or more conditions to the commitment to provide Series B funding; the inability or unwillingness of one or more consortium members to fulfill their funding commitment; the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination with FLAG; the outcome of any legal proceedings that may be instituted against FLAG, Calidi, the combined company or others following the announcement of the Business Combination, any private placement financing proposed to be consummated concurrently with the Business Combination (the “PIPE”), and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FLAG, the inability to complete any PIPE or other financing needed to complete the Business Combination, or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Calidi as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; costs related to the Business Combination; changes in applicable laws or regulations; the evolution of the markets in which Calidi competes; the inability of Calidi to defend its intellectual property and satisfy regulatory requirements; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry; the impact of potential global conflicts (including the current conflict in Ukraine) may have on capital markets or on Calidi’s or FLAG’s business; the impact of the COVID-19 pandemic on Calidi’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FLAG’s final prospectus dated September 9, 2021 and Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, and the risks and uncertainties indicated in the Registration Statement and the definitive proxy statement to be delivered to FLAG’s shareholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FLAG.

Additional Information and Where to Find It

FLAG has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of FLAG, and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving FLAG and Calidi. The definitive proxy statement and other relevant documents will be mailed to FLAG shareholders as of a record date to be established for voting on the Business Combination as well as other proposals. FLAG securityholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with FLAG’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about FLAG, Calidi, and the Business Combination. Investors, securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FLAG, once such documents are filed, free of charge, on the SEC’s website at www.sec.gov or by directing a request to: First Light Acquisition Group, Inc., 11110 Sunset Hills Road #2278, Reston, VA 20190. All information regarding FLAG’s filings can be found at https://firstlightacquisition.com/

Participants in the Solicitation

FLAG and Calidi and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. FLAG shareholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of FLAG in FLAG’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from FLAG’s shareholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that FLAG intends to file with the SEC.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of Calidi, FLAG or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

For Investors:

Stephen Jasper

Gilmartin Group

stephen@gilmartinir.com

or

Brookline Capital Markets

646-603-6716

or

First Light Acquisition Group (FLAG)

info@firstlightacquisition.com

(202) 503-9255